EXHIBIT 10.1

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the incorporation by reference in the Registration Statements (Form S-8 File No. 333-10840; Form S-8 File No. 333-12814; Form S-8 File No. 333-13186; Form S-8 File No. 333-91650; Form S-8 File No. 333-122128) of Optibase Ltd. of our report, dated January 31, 2005, with respect to the consolidated financial statements and schedule of Optibase Ltd., included in the Annual Report (Form 20-F) for the year ended December 31, 2004.

Tel-Aviv, Israel June 10, 2005	KOST FORER GABBAY & KASIERER A Member of Ernst & Young Global